                                                                   EXHIBIT 10.3

    THIRD AMENDMENT TO AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT


         THIS THIRD AMENDMENT TO AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of the ____ day of November, 2001, effective as of September 30, 2001, by and among ARC CAPITAL CORPORATION II, a Tennessee corporation ("ARCC"), the other Borrowers, if any, listed on the signature pages hereof (the "Additional Borrowers", collectively with the Original Borrower, the "Borrowers") and WASHINGTON MUTUAL BANK, FA, successor by merger to Bank United (the "Agent") as agent for itself and the other lenders who are or shall be from time to time participating as lenders (collectively, the "Lenders") hereunder pursuant to the Agency Agreements dated June 8, 1999 and October 1, 1999 or any amendment thereto (as amended, restated or substituted from time to time the "Agency Agreement").


                                    RECITALS

         A. The Lenders have provided to the Borrowers a credit facility (such credit facility, as modified, increased, extended, restated or substituted, is referred to hereinafter as the "Credit Facility" or the "Loan") in the maximum principal sum of up to $100,000,000 or such greater amount not to exceed $150,000,000 as the Lenders may from time to time commit to lend pursuant to any Agency Agreement. Advances or readvances of the Loan have been made pursuant to, and secured by, the provisions of that certain Amended and Restated Financing and Security Agreement dated February 11, 2000 by and between the Agent and ARC Capital Corporation II, a Tennessee corporation, as amended by the First Amendment to Amended and Restated Financing and Security Agreement dated November 7, 2000 but effective as of September 30, 2000, and the Second Amendment to Amended and Restated Financing and Security Agreement dated August 8, 2001 but effective as of June 30, 2001 (the "Financing Agreement").

         B. The advances under the Loan are evidenced by promissory notes made or to be made by one or more of the Borrowers for the benefit of each of the Lenders in the aggregate principal sum of the then-applicable Credit Facility Committed Amount (as amended, restated, renewed or substituted from time to time, the "Notes"). Each of the Notes has been amended pursuant to the terms of a First Amendment to Promissory Note dated November 7, 2000, a Second Amendment to Promissory Note dated August 8, 2001 but effective as of June 30, 2001, and is being amended pursuant to the terms of a Third Amendment to Promissory Note of even date herewith. The Notes are secured by, among other things, certain Deeds of Trust (as defined in the Financing Agreement) from the Borrowers in favor of the Agent for the benefit of the Lenders covering such Borrowers' interest in the Land and the Improvements for the applicable Facility (as defined in the Financing Agreement) or certain assignments to the Lenders of Assigned Notes secured by Deeds of Trust payable to Borrowers in connection with Synthetic Lease Transactions and Collateral Assignments and such other real and personal property as shall be therein more particularly set forth (collectively, the "Property"). The Credit Facility is evidenced, secured and guaranteed by the Financing Documents (as defined in the Financing Agreement).

         C. The Borrowers obligations under the Credit Facility are guaranteed by American Retirement Corporation, a Tennessee corporation (the "Guarantor"), pursuant to the terms of the Amended and Restated Guaranty of Payment Agreement dated February 11, 2000 as amended pursuant to the First Amendment to Amended and Restated Guaranty of Payment Agreement dated November 7, 2000, a Second Amendment to Amended and Restated Guaranty of Payment Agreement dated August 8, 2001 but effective as of June 30, 2001, and the Third Amendment to Amended and Restated Guaranty of Payment Agreement of even date herewith but effective as of September 30, 2001 (as amended, restated, renewed or substituted from time to time, the "Guaranty").

         D. The Borrowers have requested and the Lenders have agreed to modify certain provisions of the Financing Agreement and the Guaranty.

         E. The Lenders have required, as a condition to continuing to make available the Credit Facility, that the Borrowers execute and deliver this Agreement to the Agent.


         NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Agent hereby agree as follows:

         (1) The above Recitals are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement or the Construction Agreement shall have the same meaning under this Agreement.

         (2)  The Financing Agreement is hereby amended as follows:

                  (a) Effective as of the date of signature of this Agreement and continuing through the Revolving Credit Termination Date, amounts repaid under the Credit Facility may not be reborrowed (including but not limited to any repayment arising from the Boynton Beach Facility and the Shavano Park Facility being classified as a Pool B Project or from the sale of the Padgett Place (Pecan Park) Facility), despite the use of the term "revolving" in the Financing Documents and no additional advances may be made for any purpose. Any additional Eligible Project provided as Collateral for the Credit Facility will not create any additional availability under the Borrowing Base. No additional availability under the Borrowing Base will be allowed from the Santa Catalina Facility if it qualifies as a Special Eligible Project; provided, however, that if the Santa Catalina Facility so qualifies, the higher Borrowing Base availability for Special Eligible Projects shall be used for the sole purpose of calculations under Section 7.2.5 (Percentage of Stabilized Projects).

                  (b) The following definitions in Section 1.1 of the Financing Agreement are amended and restated in their entirety as follows:


                  "Credit Facility Committed Amount" means $81,571,266.

                  "Revolving Credit Expiration Date" means November 2, 2002, or any date to which it may be extended from time to time pursuant to the terms of Section 2.6 hereof.


                  "Tangible Net Worth" means, at any time, the sum at such time of Net Worth less the total of (a) all assets which would be classified as intangible assets under GAAP, including goodwill, trademarks, trademark applications, trade names, service marks, patent applications and licenses, and deferred charges, (b) pre-opening costs, organizational costs and deferred financing costs, and (c) advances or loans made to or receivables from any unconsolidated affiliates of which the Guarantor owns less than fifty percent (50%) or any stockholder of the Guarantor or any affiliate. The following items (a) through (e) will also be excluded from Tangible Net Worth: (a) non-cash "mark to market" adjustments related to the Guarantor's two existing interest rate swap instruments with J.P. Morgan and SunTrust Bank, respectively (the "J.P. Morgan and SunTrust Swaps") not to exceed $1,200,000 in the aggregate net of taxes over the life of the J. P. Morgan and SunTrust Swaps, (b) the $1,227,000 in pre-tax loss for debt prepayment penalty and $762,000 pre-tax ordinary loss each in connection with the sale of the Rossmoor Regency Facility, (c) the one-time $1,200,000 expense for liability insurance "nose coverage" paid to Technical Risk, Inc., (d) any gain or loss on the sale of the Pecan Park Facility or any other Facility identified to be sold during fiscal quarters ending June 30, 2001, September 30, 2001, December 31, 2001 and March 31, 2002 on the list attached hereto as Exhibit C and
         (e) extraordinary losses arising from prepayments of debt in connection with the projects listed on Exhibit C attached hereto during fiscal quarters ending June 30, 2001, September 30, 2001, December 31, 2001 and March 31, 2002. Transaction costs associated with the sale or refinance of assets listed on Exhibit C attached hereto during the fiscal quarters ending June 30, 2001, September 30, 2001, December 31, 2001 and March 31, 2002 will be included as tangible assets in the calculation of Tangible Net Worth. All assets classified in the Guarantor's financial statements as leaseholds of Senior Living Facilities or leasehold acquisition costs related to Senior Living Facilities shall be included as tangible assets in the calculation of its Tangible Net Worth with the exception of leasehold acquisition costs, if any, for the Senior Living Facility known as "Freedom Plaza Peoria".

                  (c) Section 2.1(c) of the Financing Agreement is hereby amended and restated in its entirety as follows:

                  The conditions precedent for making an advance under the Loan shall be as set forth in this Agreement. Sums borrowed and repaid may not be readvanced.

                  (d) Section 2.5 of the Financing Agreement is hereby intentionally deleted in its entirety.

                  (e) Section 2.7 (Mandatory Prepayment) of the Financing Agreement is hereby amended and restated in its entirety as follows:

                  Section 2.7 Mandatory Prepayment. On or before May 1, 2002, the Principal Sum outstanding under the Credit Facility shall be permanently reduced by not less than $10,000,000 and such reduced Principal Sum shall then constitute the Credit Facility Committed Amount. One or more Eligible Projects may be released from the Borrowing Base in connection with such prepayment of the Credit Facility subject to the Lenders' right to approve the release of an Eligible Project pursuant to provisions of Section 4.16 (Consent to Releases) hereof. The Lenders acknowledge that as of the date hereof the Borrowers have permanently reduced the Principal sum by $10,760,033.95, which amount fully satisfies the requirement of a $10,000,000 reduction by May 10, 2002.

                  (f) Section 4.18 (Funding of Operating Deficiencies and Limitations on Advances) is hereby amended and restated as follows:

                  Section 4.18  Funding of Operating Deficiencies and
Eliminations.

                  (a) For all Eligible Projects in the Borrowing Base as of the date hereof, no additional availability in the Borrowing Base or reimbursement will be given for any purpose.

                  (b) On or before the last Banking Day of each fiscal quarter, beginning with the quarter ending September 30, 2001, the Borrowers shall submit a report projecting the aggregate dollar amount of operating deficits of all Eligible Projects until all Eligible Projects reach break-even operations. If necessary as a result of such report after review and acceptance by the Lenders and based upon the aggregate difference between projected operating deficits and the aggregate net income from Eligible Projects which have projected positive cash flow for the same period and (such then applicable amount being referred to herein as an "Operating Deficiency"), the requirement for and amount of the Operating Deficiency Reserve will be established, replenished and/or increased (as applicable) by the Borrowers, but only upon demand by the Agent in the discretion of the Requisite Lenders. Failure to deliver such funds to the Agent within three (3) Banking Days of Agent's demand shall constitute an Event of Default under the Financing Documents.

                  (c) At such time or times as an Operating Deficiency Reserve has been posted, the Borrowers may request advances from the Operating Reserve Deficiency Account (without eligibility for reimbursement under the Credit Facility) until it is exhausted. The Requisite Lenders shall determine in their sole discretion when and if such Operating Reserve may be released to the Borrowers.

                  (g) The Guarantor Certificate and Attachments 1 through 6 attached to Exhibit E to the Financing Agreement are hereby replaced by the amended and restated schedules attached hereto as Exhibit B to be completed by the Guarantor and delivered to the Agent at the times required by the Financing Agreement.

         3. The agreements of the Agent under this Agreement are subject to the following terms and conditions, time being of the essence:

                  (a) Execution and delivery by the Borrowers and/or the Guarantor as applicable of each of the following documents (collectively the "Modification Agreements"):

                      (i)    This Agreement;

                      (ii) The Third Amendment to Amended and Restated Guaranty of Payment Agreement;

                      (iii) A Third Amendment to Promissory Note for each of the Notes.

                  (b) Payment by the Borrowers to the Lenders of their pro rata share of a fee in consideration for the Modification Agreements of .125% of the Credit Facility Committed Amount and payment to the Lenders of $750,000 in additional proceeds from the sale of the Eligible Project known as Pecan Park or Padgett Place.

                  (c) The Agent shall have received an opinion of counsel for the Borrowers and Guarantor in form and substance satisfactory to the Agent and all due diligence items listed on the closing checklist.

                  (d) The Borrowers have paid all costs and expenses of the agent and the other Lenders, including, but not limited to, legal fees in connection with the preparation and execution of Modification Agreements.

         4. Payment for Appraisals. The Borrowers agree that they will reimburse the Agent for the cost of appraisals recently ordered for all Eligible Projects upon demand by the Agent and regardless of whether such appraisals are classified by the Lenders as appraisals obtained pursuant to Section 7.27 of the Financing Agreements.

         5. Release of Claims. The Borrowers and the Guarantor, for themselves and for each of their respective successors and assigns, hereby release and waive all claims and/or defenses they now or hereafter may have against the Lenders and their successors and assigns on account of any occurrence relating to the Credit Facility, the Financing Documents and/or the Property which accrued prior to the date hereof, including, but not limited to, any claim that the Lenders (a) breached any obligation to the Borrowers and/or the Guarantor in connection with the Credit Facility, (b) was or is in any way involved with the Borrowers and/or the Guarantor as a partner, joint venturer, or in any other capacity whatsoever other than as a lender, (c) failed to fund any portion of the Loan or any other sums as required under any document or agreement in reference thereto, or (d) failed to timely respond to any offers to cure any defaults under any document or agreement executed by the Borrowers, the Guarantor or any third party or parties in favor of the Lenders (INCLUDING ANY ACT OR OMISSION CONSTITUTING, CAUSED BY OR RESULTING FROM THE ORDINARY NEGLIGENCE OF THE LENDERS). This release and waiver shall be effective as of the date of this Agreement and shall be binding upon the Borrowers and the Guarantor and each of their respective successors and assigns, and shall inure to the benefit of the Lenders and their successors and assigns. The term "Lenders" as used herein shall include, but shall not be limited to, their present and former officers, directors, employees, agents and attorneys.

         6. Except as specifically set forth herein, the terms, provisions and covenants of the Financing Agreement are hereby ratified and confirmed and remain in full force and effect.

         7. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.

         8. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without regard to principles of choice of law.


                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered under seal by their duly authorized representatives as of the date and year first written above.


                                   BORROWER:

WITNESS/ATTEST:                    ARC CAPITAL CORPORATION II
                                   a Tennessee corporation



                                   By:
------------------                    ------------------------ (SEAL)
                                      Name:
                                      Title:


WITNESS/ATTEST:                    ARC CARRIAGE CLUB OF JACKSONVILLE,
                                   INC, a Tennessee corporation



                                   By:
------------------                    ------------------------ (SEAL)
                                      Name:
                                      Title:


WITNESS/ATTEST:                    ARC SANTA CATALINA, INC., a Tennessee
                                   corporation




                                   By:
------------------                    ------------------------ (SEAL)
                                      Name:
                                      Title:


                                   AGENT:

WITNESS/ATTEST:                    WASHINGTON MUTUAL BANK, FA,
                                   as Agent for the Lenders




                                   By:
------------------                    ------------------------ (SEAL)
                                      Name:
                                      Title:

                             AGREEMENT OF GUARANTOR


         The undersigned is the "Guarantor" under an Amended and Restated Master Guaranty of Payment Agreement, dated February 11, 2000 as amended pursuant to the First Amendment to Amended and Restated Guaranty of Payment Agreement dated November 7, 2000, the Second Amendment to Amended and Restated Guaranty of Payment Agreement dated August 8, 2001 and the Third Amendment to Amended and Restated Guaranty of Payment Agreement of even date herewith (as amended, modified, substituted, extended and renewed from time to time, the "Guaranty"), in favor of the Agent on behalf of the Lenders. In order to induce the Lenders to enter into the foregoing Agreement, the undersigned (a) consents to the transactions contemplated by, and agreements made by the Borrower under, the foregoing Agreement, and (b) ratifies, confirms and reissues the terms, conditions, promises, covenants, grants, assignments, security agreements, agreements, representations, warranties and provisions contained in the Guaranty, and the other Financing Documents entered into by the Guarantor.


         WITNESS signature and seal of the undersigned as of the date of the Agreement.

WITNESS/ATTEST:                    AMERICAN RETIREMENT CORPORATION, a
                                   Tennessee corporation





                                   By:
------------------                    ------------------------ (SEAL)
                                      Name:
                                      Title:

                         THIRD AMENDMENT TO AMENDED AND
                     RESTATED GUARANTY OF PAYMENT AGREEMENT


         THIS THIRD AMENDMENT TO AMENDED AND RESTATED GUARANTY OF PAYMENT AGREEMENT (this "Agreement") is made this ___ day of November, 2001, effective as of September 30, 2001, by and between AMERICAN RETIREMENT CORPORATION, a Tennessee corporation (the "Guarantor") and WASHINGTON MUTUAL BANK, FA, successor by merger to Bank United (the "Agent") as agent for itself and the other lenders who are or shall be from time to time participating as lenders (collectively, the "Lenders") hereunder pursuant to the Agency Agreement dated June 8, 1999 and October 1, 1999 or any amendment thereto (as amended, restated or substituted from time to time the "Agency Agreement").


                                    RECITALS


         A. The Lenders have provided to ARC Capital Corporation II, a Tennessee corporation, and the other Borrowers a credit facility (such credit facility, as modified, increased, extended, restated or substituted, is referred to hereinafter as the "Credit Facility" or the "Loan") in the maximum principal sum of up to $100,000,000 or such greater amount not to exceed $150,000,000 as the Lenders may from time to time commit to lend pursuant to any Agency Agreement. Advances or readvances of the Loan have been made pursuant to, and secured by, the provisions of that certain Amended and Restated Financing and Security Agreement dated February 11, 2000 by and between the Agent and the Borrowers, as amended pursuant to the First Amendment to Amended and Restated Financing and Security Agreement dated November 7, 2001 and the Second Amendment to Amended and Restated Financing and Security Agreement of even date herewith (as further amended, restated, renewed or substituted from time to time, the "Financing Agreement").

         B. The advances under the Loan are evidenced by promissory notes made by one or more of the Borrowers for the benefit of each of the Lenders in the aggregate principal sum of the then-applicable Credit Facility Committed Amount (as amended, restated, renewed or substituted from time to time, the "Notes"). Each of the Notes has been amended pursuant to the terms of a First Amendment to Promissory Note dated November 7, 2000 and is being amended pursuant to the terms of a Second Amendment to Promissory Note of even date herewith. The Notes are secured by, among other things, certain Deeds of Trust (as defined in the Financing Agreement) from the Borrowers in favor of the Agent for the benefit of the Lenders covering such Borrowers' interest in the Land and the Improvements for the applicable Facility (as defined in the Financing Agreement) or certain assignments to the Lenders of Assigned Notes secured by Deeds of Trust payable to Borrowers in connection with Synthetic Lease Transactions and Collateral Assignments and such other real and personal property as shall be therein more particularly set forth (collectively, the "Property"). The Credit Facility is evidenced, secured and guaranteed by the Financing Documents (as defined in the Financing Agreement).

         C. The Borrowers obligations under the Credit Facility are guaranteed by the Guarantor pursuant to the terms of the Amended and Restated Guaranty of Payment Agreement dated February 11, 2000 as amended pursuant to the First Amendment to Amended and Restated Guaranty of Payment Agreement dated November 7, 2000 and the Second Amendment to Amended and Restated Guaranty (the "Guaranty").

         D. The Borrowers have requested and the Lenders have agreed to modify certain provisions of the Financing Agreement and the Guaranty.


         E. The Lenders have required, as a condition to continuing to make available the Credit Facility, that the Guarantor execute and deliver this Agreement to the Agent.

         NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor and the Agent hereby agree as follows:

         1. The above Recitals are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement or the Guaranty shall have the same meaning under this Agreement.

         2.       The Guaranty is hereby amended as follows: Subsections (a),
(d), (f) and (g) of Section 3.2 of the Guaranty are hereby amended and restated in their entirety as follows:


                           (a) Minimum Tangible Net Worth. Maintain, on a
                  consolidated basis with all subsidiaries, at all times during the term of the Credit Facility measured quarterly, a minimum Tangible Net Worth of not less than $85,000,000 as of September 30, 2001 and beginning with the quarter ending December 31, 2001 a minimum Tangible Net Worth of not less than the sum of $85,000,000 plus fifty percent (50%) of the Guarantor's net income (if positive) for each subsequent quarter plus seventy-five (75%) of the net cash proceeds to the Guarantor of any equity capital (or equity equivalent) securities offering received during such quarter, excluding the dollar amount of any such equity offering issued in connection with any acquisition, merger or business combination which is attributed to the purchase of the goodwill of the acquired entity. "Tangible Net Worth" means, at any time, the sum at such time of Net Worth less the total of (a) all assets which would be classified as intangible assets under GAAP, including goodwill, trademarks, trademark applications, trade names, service marks, patent applications and licenses, and deferred charges, (b) pre-opening costs, organizational costs and deferred financing costs, and (c) advances or loans made to or receivables from any unconsolidated affiliates of which the Guarantor owns less than fifty percent (50%) or any stockholder of the Guarantor or any affiliate. The following items (a) through (e) will also be excluded from Tangible Net Worth (provided, however, that after deduction therefor, Tangible Net Worth shall not be less than $75,000,000): (a) non-cash "mark to market" adjustments related to the Guarantor's two existing interest rate swap instruments obtained from J.P. Morgan and SunTrust Bank, respectively (the "J.P. Morgan and SunTrust Swaps") not to exceed $1,200,000 in the aggregate, net of taxes, over the life of the J. P. Morgan and SunTrust Swaps, (b) the $1,227,000 in pre-tax loss for debt prepayment penalty and $762,000 pre-tax ordinary loss each in connection with the sale of the Rossmoor Regency Facility, (c) the one-time $1,200,000 expense for liability insurance "nose coverage" paid to Technical Risk, Inc., (d) any gain or loss on the sale of the Pecan Park Facility or any other Facility as listed on Exhibit A attached hereto during fiscal quarters ending June 30, 2001, September 30, 2001, December 31, 2001 or March 31, 2002 and (e) extraordinary losses arising from prepayments of debt during fiscal quarters ending June 30, 2001, September 30, 2001, December 31, 2001 or March 31, 2002
                  as listed on Exhibit A attached hereto. Transaction costs associated with the sale or refinance of assets listed on Exhibit A attached hereto during the fiscal quarters ending June 30, 2001, September 30, 2001, December 31, 2001 and March 31, 2002 will be included as tangible assets in the calculation of Tangible Net Worth. All assets classified in the Guarantor's financial statements as leaseholds of Senior Living Facilities or leasehold acquisition costs related to Senior Living Facilities shall be included as tangible assets in the calculation of its Tangible Net Worth except leasehold acquisition costs, if any, for the Senior Living Facility known as "Freedom Plaza Peoria".


                           (d) Ratio of EBITDAR to Interest and Rent. Maintain
                  on a consolidated basis a minimum ratio of EBITDAR to the sum of Interest plus Rent as shown below for the period or periods indicated; provided, however, that any calculation of such ratio shall at all times (i) exclude non-cash reserves for general and/or professional liability claims and the costs associated therewith, (ii) exclude all non-cash income arising from the contribution of assets to a joint venture, (iii) except as provided in (vi) hereafter, include cash payments made for general and/or professional liability claims and the costs associated therewith, (iv) exclude non-cash "mark to market" adjustments related to the J.P. Morgan and SunTrust Swaps not to exceed $1,200,000 in the aggregate, net of taxes, over the life of the J.P. Morgan and SunTrust Swaps, (v) exclude the $1,227,000 in pre-tax loss for debt prepayment penalty and $762,000 pre-tax ordinary loss each in connection with the sale of the Rossmoor Regency Facility, (vi) exclude the one-time $1,200,000 expense for liability insurance "nose coverage" paid to Technical Risk, Inc., (vii) exclude any gain or loss on the sale of the Pecan Park Facility or any other Facility identified to be sold as listed on Exhibit A attached hereto during fiscal quarters ending June 30, 2001, September 30, 2001, December 31, 2001 or March 31, 2002 as listed on Exhibit A attached hereto and (viii) exclude extraordinary losses arising from prepayments of debt during fiscal quarters ending June 30, 2001 or September 30, 2001 as listed on Exhibit A attached hereto.

                  (i) Measured on a rolling four (4) fiscal quarter basis as follows:

                    Period Ending                           Ratio
                    -------------                           -----
                  September 30, 2001                    1.05 to 1.00
                  December 31, 2001                     1.05 to 1.00
                    March 31, 2002                      1.05 to 1.00
                    June 30, 2002                       1.10 to 1.00
                  September 30, 2002                    1.10 to 1.00

                  (ii) Measured on a single fiscal quarter basis as follows:

                    Period Ending                           Ratio
                    -------------                           -----
                  September 30, 2001                    1.00 to 1.00
                  December 31, 2001                     1.05 to 1.00
                    March 31, 2002                      1.05 to 1.00
                    June 30, 2002                       1.10 to 1.00
                  September 30, 2002                    1.10 to 1.00

                           (f) Minimum Liquidity. Maintain on a consolidated basis Liquid Assets of not less than the greater of (i) (aa) ten percent (10%) of its Tangible Net Worth or (bb) $13,514,000 as of June 30, 2001, measured quarterly plus (ii) $.50 for every $1.00 (the "Additional Required Liquidity") of net equity capital that is invested after the date hereof by the Guarantor or its Subsidiaries in any of the new investments described in subparts (i) through (v) below (individually, a "New Investment" or, collectively, the "New Investments"):


                           (i)   acquisition of Guarantor's convertible
                  subordinated debentures,


                           (ii) voluntary prepayments of debt balances, other than payments currently scheduled or required pursuant to the terms of the documents evidencing such indebtedness (including, without limitation, prepayments associated with the sale or refinancing of assets),


                           (iii)  acquisitions of Senior Living Facilities;


                           (iv) the dollar amount spent on new (i.e., first initiated after September 30, 2000) construction either for expansion of existing or development of new Senior Living Facilities; and


                           (v) the dollar amount of cash spent to acquire the ownership of "black box" Synthetic Lessees.

                           The foregoing notwithstanding, the following
                  limitations shall apply to the Additional Required Liquidity:
                  (1) New Investments must exceed $500,000 in a fiscal quarter in order to give rise to commensurate Additional Required Liquidity and thereafter, the Additional Required Liquidity shall be calculated on the amount of New Investments in excess of $500,000 in such quarter; and (2) in all events, the minimum Liquid Assets requirement shall not exceed $25,000,000 (except to the extent 10% of the Guarantor's Tangible Net Worth exceeds $25,000,000).


                           Notwithstanding the foregoing, the following New
                  Investments shall not give rise to any Additional Required
                  Liquidity: (1) the acquisition by the Guarantor or any Subsidiary of any Senior Living Facility which is currently a leasehold (except as provided in Section 3.2(f)(v)); or (2) the cost of proposed expansion of the Senior Living Facility knows as "Park Regency".


                           In addition, with regard to the sale of an asset the
                  proceeds of which are invested in a new asset pursuant to a 1031 exchange transaction, only 50% of the net capital in excess of the 1031 sale proceeds included in the New Investment will be subject to the Additional Required Liquidity.


                           (g) Fixed Charge Coverage Ratio. Maintain on a
                  consolidated basis a minimum ratio of EBITDAR (as defined in the Financing Agreement as modified pursuant to Subsection (d) of this Section 3.2) to Interest plus Rent plus current of principal amortization of debt 1.00 to 1.00, measured quarterly on a rolling four (4) quarters basis. In determining the amount of principal amortization of any debt any balloon or bullet payment shall be excluded.

         3. Except as specifically set forth herein, the terms, provisions and covenants of the Guaranty are hereby ratified and confirmed and remain in full force and effect.

         4. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.


                     [SIGNATURES APPEAR ON FOLLOWING PAGES]

         WITNESS the signatures and seals of the Guarantor and the Agent on behalf of the Lenders under seal by their duly authorized representatives as of the day and year first above written.


WITNESS OR ATTEST:                 AMERICAN RETIREMENT CORPORATION,
                                   a Tennessee corporation





                                   By:
------------------                    ------------------------ (SEAL)
                                      Name:
                                      Title:




STATE/COMMONWEALTH OF _______________
 COUNTY/CITY OF ______________, TO WIT:


         I HEREBY CERTIFY, that on this ___ day of November, 2001, before me, the undersigned Notary Public of said State/Commonwealth, personally appeared ______________, who acknowledged himself to be the ___________________ of
American Retirement Corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized officer of said corporation by signing the name of the corporation by himself as __________________.


         WITNESS my hand and Notarial Seal.




                                                 ------------------------------
                                                 Notary Public

My Commission Expires:

WITNESS:                           WASHINGTON MUTUAL BANK, FA,
                                   as Agent on behalf of the Lenders






                                   By:
------------------                    ------------------------ (SEAL)
                                      Name:
                                      Title:



STATE/COMMONWEALTH OF _______________
 COUNTY/CITY OF ______________, TO WIT:


         I HEREBY CERTIFY, that on this ___ day of November, 2001, before me, the undersigned Notary Public of said State/Commonwealth, personally appeared ____________________, who acknowledged himself to be the
__________________________ of Washington Mutual Bank, FA, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized officer of said bank by signing the name of the bank by himself as ______________________.


         WITNESS my hand and Notarial Seal.




                                              ------------------------------
                                              Notary Public